Exhibit 31

CERTIFICATION

I, Rodney Gaughan, certify that:

1.               I have reviewed this annual report on Form 10-K of Mesabi Trust, for which Deutsche Bank Trust Company Americas acts as Corporate Trustee;

2.               Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.               Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, distributable income and changes in trust corpus of the registrant as of, and for, the period presented in this annual report.

4.               I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)), or for causing such controls and procedures to be established and maintained, for the registrant and have:

a)              designed such disclosure controls and procedures, or caused such controls and procedures to be designed under my supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this annual report is being prepared;

b)             evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this annual report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this annual report based on such evaluation; and

c)              disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.               I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the registrant’s auditors:

a)              all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b)             any fraud, whether or not material, that involves persons who have a significant role in the registrant’s internal control over financial reporting.

In giving the foregoing certifications in paragraphs 4 and 5, I have relied to the extent I consider reasonable on information provided to me by Eveleth Fee Office, Inc. and Northshore Mining Company.

Date: April 19, 2004	By:	/s/ Rodney Gaughan
Rodney Gaughan*
Assistant Vice President
DeutscheBank Trust Company Americas

* There are no principal executive officers or principal financial officers of the registrant.